EXHIBIT 10.4

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is entered into as of May 8, 2013, by WSI Industries, Inc., a Minnesota corporation (“Grantor”), to BMO Harris Bank N.A. (“Lender”).

RECITALS:

A.           Grantor is the owner of certain real property described in Exhibit A attached hereto (the “Property”).  Lender has on this date entered into a Loan Agreement (the “Loan Agreement”) with Grantor pursuant to which Lender has agreed to loan to Grantor the sum of $4,200,000.00.  Grantor has executed an Amended and Restated Promissory Note (the “Note”) dated as of the date hereof to evidence such indebtedness.

B.           Concurrently with the execution of this Assignment, Grantor has also executed and delivered to Lender an Amended and Restated Real Estate Mortgage, Security Agreement and Financing Statement to secure payment of the Note and the other Indebtedness (as defined therein) (the “Mortgage”).  This Assignment is given in addition to the Mortgage as further security for the performance of Grantor’s obligations under the Note, the Loan Agreement, and any other documents executed in connection therewith (the Note, Mortgage, Loan Agreement, this Assignment and all such other documents are collectively referred to herein as the “Loan Documents”), and is given as additional security for the same debt for which mortgage registry tax has been paid in connection with the recording of the Mortgage and is accordingly exempt from mortgage registry tax pursuant to Minn. Stat. §287.04.

ARTICLE I.

ASSIGNMENT

NOW, THEREFORE, in consideration of Lender making the above referenced loan and in order to secure payment of the Note in accordance with its terms and all increases, additions, extensions, modifications and renewals thereof, and all other sums payable under the Loan Documents and the performance and observance of all of the provisions hereof and of the Loan Documents, Grantor hereby irrevocably sells, transfers, assigns and sets over to the Lender all of the Grantor’s right, title and interest in, to and under any and all of the following described property, whether now or at any time hereafter existing:

(i)           All present and future oral and written leases, licenses and agreements for the use or occupancy of the whole or any part of the Property, including all amendments of, supplements to, and renewals and extensions thereof at any time made (all such leases, agreements, amendments, supplements, renewals and extensions being hereinafter referred to collectively as the “Leases”) together with all rents, earnings, income, issues, profits, royalties, revenues, insurance proceeds (including, but not limited to, any policy of insurance covering loss of income or rents for any cause) whether pursuant to any of the Leases or otherwise, and all other monetary benefits now existing or hereafter arising, derived or accrued from or belonging to the Property or such Leases, including any and all payments in lieu of rent, condemnation proceeds, damages, security deposits, rebates or refunds of impact fees, water or sewer connection fees, utility costs, taxes, assessments or other charges and all other sums due or to become due under and pursuant thereto (collectively, the “Rents”);

(ii)           All rights, powers, privileges, options and other benefits of Grantor as lessor under such Leases including, but not limited to, the following: (a) the immediate and continuing right to receive and collect all Rents; and (b) the right to make all waivers, agreements and settlements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any of the Leases, including the commencement, conduct and consummation of such legal proceedings as may be permitted under any provision of any of the Leases or by law, and to do any and all other things whatsoever which the Grantor is or may become entitled to do under any of the Leases;

(iii)           All guaranties of the tenant’s performance under any of the Leases; and

(iv)           Any award made to Grantor in any court proceeding involving any of the tenants in any bankruptcy, insolvency or reorganization proceedings in any state or Federal court.

TO HAVE AND TO HOLD unto the Lender, its successors and assigns forever; PROVIDED HOWEVER, that unless and until the occurrence of an Event of Default (as defined in the Loan Documents) shall occur, Grantor shall have the revocable right and license to collect, use and enjoy the Rents, issues, profits and any other sums payable under and by virtue of any of the Leases, but only as the same become due under the provisions of such Leases, and to enforce the covenants of each of the Leases.

ARTICLE II.

COVENANTS AND WARRANTIES

Grantor hereby covenants and warrants to Lender as follows:

2.1           Existing Leases.  That there are currently no Leases affecting the Property.

2.2           Ownership and Right to Assign.  Grantor is entitled to receive all Rents and other amounts due or to become due under the Leases free and clear of all rights, loans, liens, encumbrances, and claims.  Grantor has the full right, power and authority, acting alone, to enter into this Assignment and to assign and convey the rights hereunder to Lender.  All approved and executed Leases shall, at Lender’s option, be specifically assigned to Lender by instrument in form satisfactory to Lender.

2.3           Leases.  With respect to any Leases hereafter entered into by Grantor and any renewals, extensions or expansions of any Leases currently in existence:

(a)           That the sole ownership of the Landlord’s interest in such Lease shall be vested in Grantor;

(b)           That Grantor has not, and shall not:  (i) perform any act or execute any instrument which might hinder or delay Lender from fully exercising its rights under any term, covenant or condition of this Assignment; (ii) execute any assignment or pledge of Rents, income, or profits of any of the Leases except an assignment or pledge to Lender to further secure the Indebtedness secured hereby; (iii) accept any payment of any installment of Rent more than thirty (30) days before the due date thereof; (iv) enter into any Lease affecting the Property that does not require actual occupancy by the tenant thereunder; or (v) compromise any Rent or other amount due or to become due under any of the Leases or grant commissions, rebates or allowances to any tenant without prior written approval of Lender;

(c)           That none of the Leases shall be materially altered, modified, amended, terminated, cancelled or surrendered or any term or condition thereof waived without the prior written approval of Lender;

(d)           That Grantor will fulfill and perform each and every material covenant and condition of each of the Leases by the landlord thereunder and, at the sole cost and expense of Grantor, enforce (short of termination of any of the Leases) the performance and observance of each and every material covenant and condition to be performed and observed by the tenants under the Leases, and if Grantor shall not so comply with or so enforce such Lease, Lender may (without being required to), after ten (10) days’ prior written notice to Grantor, perform and enforce such Leases, in which case all amounts expended by Lender in connection therewith shall be immediately due Lender and shall be secured by this Assignment;

(e)           That Grantor shall promptly inform Lender in writing of each notice received by Grantor claiming that a default on the part of the landlord has occurred under any of the Leases, and shall concurrently therewith send a complete copy of each such notice to Lender;

(f)           That each of the Leases shall remain in full force and effect irrespective of any merger of the interest of any landlord and any tenant under any of the Leases;

(g)           That, without Lender’s prior written consent in each case, Grantor will not suffer or permit any of the Leases to become subordinate to any lien other than the lien of the Mortgage, this Assignment and the permitted liens and encumbrances allowed under the Mortgage; and

(h)           That Grantor will not enter into any new Lease except as permitted under the Mortgage.

ARTICLE III.

REMEDIES

3.1           Revocation of License.  Grantor hereby covenants and agrees that if an Event of Default, as defined in the Loan Documents, shall occur, the right and license granted to Grantor above shall, at Lender’s option, be deemed automatically revoked and terminated.

3.2           Lender’s Options.  Upon revocation of Grantor’s right and license granted above, Lender, at its option, may at any time, without regard to the adequacy of the security hereof or the solvency of Grantor, enforce its remedies hereunder by any one or more of the following methods: (i) the appointment of a receiver; (ii) Lender taking possession of the Property; (iii) the collection by Lender of any moneys payable under the Leases, purchase agreements or rental agreements directly from the parties obligated to make such payments; (iv) the obtaining of an injunction; and (v) any other method permitted by applicable law.  This Assignment shall constitute a perfected, absolute and present assignment; provided, however, that Grantor shall have the right to collect the Rents and to retain, use and enjoy the same unless and until an Event of Default occurs hereunder.  Receipt by Lender of all Rents shall not constitute a waiver of any right that Lender may enjoy under this Assignment or the Mortgage or under the laws of the State of Minnesota, nor shall the receipt and application thereof cure any Event of Default nor affect any foreclosure proceeding or any sale authorized pursuant to the Mortgage and the laws of the State of Minnesota.  There shall be no merger of the leasehold estates created by the Leases with the fee estate of the Property without the prior written consent of Lender.  Without limiting the foregoing, Lender, at its option, may at any time:

(a)           personally or by its agents or attorneys (with or without taking possession of the Property) demand, collect, receive and sue for all Rents or other sums payable under the Leases and to exercise all rights and remedies of Grantor thereunder and to collect and receive all other Rents;

(b)           to the extent permitted by applicable law, either personally or by its agents (including a receiver appointed pursuant to the terms of the Mortgage) or attorney, may enter into and upon all or any part of the Property and each and every part thereof, and may exclude the Grantor, its agents and servants wholly therefrom, and having and holding the same, may use, operate, manage and control the Property or any part thereof and conduct the business thereof either personally or by its superintendents, managers, agents, servants, attorneys or receivers, and upon every such entry and from time to time, Lender, at the expense of Grantor, may make all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements thereto and thereon as the Lender may deem advisable in its sole discretion, and Lender shall have the right to manage and operate the Property and to carry on the business thereof and exercise all rights and powers of Grantor with respect thereto either in the name of Grantor or otherwise as it shall deem best, including but not limited to reletting the Property, cancelling and modifying the Leases, evicting tenants, bringing or defending any suits in connection with the possession of the Property in its own name or the Grantor’s name, and rebuilding and restoring the improvements on the Property or making the same rentable, all as Lender deems proper in its sole discretion;

(c)           All rents, profits, issues or income derived from the Property that are collected by Lender, its agent or a receiver shall be applied as follows:

(i)            to payment of all reasonable fees of the receiver approved by the court;

(ii)           to payment of all tenant security deposits then owing to tenants under any of the leases pursuant to the provisions of Minnesota Statutes § 504B.178;

(iii)          to payment of all prior or current real estate taxes and special assessments with respect to the Property, or if the Mortgage requires periodic escrow payments for such taxes and assessments, to the escrow payments then due;

(iv)          to payment of all premiums then due for the insurance required by the provisions of the Mortgage, or if the Mortgage requires periodic escrow payments for such premiums, to the escrow payments then due;

(v)         to payment of expenses incurred for normal maintenance of the Property;

(vi)        if received prior to any foreclosure sale of the Property, to Lender for payment of the Indebtedness, but no such payment made after acceleration of the Indebtedness shall affect such acceleration;

(vii)       if received during or with respect to the period of redemption after a foreclosure sale of the Property:

(A)           if the purchaser at the foreclosure sale is not Lender, first to Lender to the extent of any deficiency of the sale proceeds to repay the Indebtedness, second to the purchaser as a credit to the redemption price, but if the Property is not redeemed, then to the purchaser of the Property;

(B)           if the purchaser at the foreclosure sale is Lender, to Lender to the extent of any deficiency of the sale proceeds to repay the Indebtedness and the balance to be retained by Lender as a credit to the redemption price, but if the Property is not redeemed, then to Lender whether or not any such deficiency exists.

3.3           Collection of Rents.  Grantor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and their successors in interest, upon demand and notice from the Lender stating that an Event of Default has occurred under the Loan Documents, to pay to Lender the Rents and other amounts due or to become due under the Leases and agrees that said tenants shall have the right to rely upon such demand and notice from Lender and shall pay such Rents and other amounts to Lender without any obligation or right to determine the actual existence of any such default or the Lender’s right to receive such Rents and amounts, notwithstanding any notice from or claim of Grantor to the contrary, and Grantor shall have no right or claim against such tenants for any such Rents or other amounts so paid by such tenants to Lender.  Grantor agrees that it will at Lender’s request take such action as Lender may from time to time request to assist Lender in exercising any rights hereunder, including, without limitation, the joining at Lender’s request in a written direction to the tenants to pay Rents under the Leases to Lender as provided herein.

3.4           Lender’s Expenditures.  If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Assignment or any of the Loan Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Assignment or any of the Loan Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Rents due under the Leases or the Property and paying all costs for insuring, maintaining and preserving the Property.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the then applicable Note Rate (including the Default Rate Margin, as defined in the Note), from the date incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the Indebtedness under the Note and secured hereby, shall accrue interest at the then applicable Note Rate (including the Default Rate Margin), and, at Lender's option, will:  (a)  be payable on demand;  (b)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (i)  the term of any applicable insurance policy; or  (ii)  the remaining term of the Note; or  (c)  be treated as a balloon payment which will be due and payable at the Note's maturity.  The Assignment also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon an Event of Default under any of the Loan Documents.

3.5           Independent Covenants.  The remedies set forth in this Article III are independent of each other and are in addition to and independent of the other remedies set forth herein.  Lender may exercise such remedies either independently or cumulatively.  In addition, Lender shall have all other rights and remedies provided in the Loan Documents or by law.

3.6           Survival During Redemption Period.  The rights and powers of Lender under this Assignment and the application of Rents under this Assignment shall continue until expiration of the redemption period from any foreclosure sale under the Mortgage, whether or not any deficiency remains after a foreclosure sale.

ARTICLE IV.

MISCELLANEOUS

4.1           No Waiver.  Lender shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Assignment shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Assignment.  No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor’s obligations as to any future transactions.  Whenever the consent of Lender is required under this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.  Neither the failure of Lender to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, or at any time or times nor Lender’s: (a) taking or releasing of other security; (b) releasing any party primarily or secondarily liable for any of the Indebtedness secured hereby; (c) granting extensions, renewals or indulgences with respect to such Indebtedness; or (d) applying or failing to apply any other security for such Indebtedness held by Lender to the satisfaction of such Indebtedness, shall be construed or deemed to be a waiver of any of its rights under the terms hereof; and Lender shall have full right, power and authority to enforce this Assignment or any of the terms, provisions or conditions hereof and exercise its powers hereunder at any time or times that it shall deem fit.

4.2           Remedies Not Exclusive.  No remedy or right herein granted Lender shall be exclusive of any other right or remedy available to Lender under the Note, the Mortgage, or any of the other Loan Documents, or under applicable law.

4.3           No Liability.  Lender shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Grantor under any of the Leases, and the Grantor hereby agrees to indemnify Lender for, and to save it harmless from and against, any and all liability in connection with, arising from or related to the Leases or this Assignment, including all costs, expenses and attorneys’ fees incurred in connection therewith, except for liabilities, costs, expenses and fees resulting from Lender’s gross negligence or malicious misconduct and this Assignment shall not place responsibility for the control, care, management or repair of the Property upon the Lender unless and until Lender actually takes possession of the Property and assumes such responsibility, or make the Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger until Lender actually takes possession of the Property or unless such loss or injury is caused by the malicious act or gross negligence of Lender or Lender’s employees, agents, successors or assigns.

4.4           Enforcement Expenses.  If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal.  Whether or not any court action is involved, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness under the Note and secured hereby, payable on demand and shall bear interest at the then applicable Note Rate (including the Default Rate Margin) from the date of the expenditure until repaid.  Expenses covered by this Section shall include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law.  Grantor also will pay any court costs, in addition to all other sums provided by law.

4.5           Severability.   If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance and the offending provision shall be considered deleted from this Assignment.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

4.6           Binding On Successors and Assigns.  This Assignment shall be assignable by Lender and all of the terms, provisions and conditions hereof will be applicable to and binding upon the parties hereto and all persons claiming under or through Grantor, including but not limited to their respective successors and assigns, personal representatives, heirs, administrators or executors, and the word “Grantor” when used herein shall include such persons and all persons liable for the payment of the Indebtedness under the Note and secured hereby, or any part thereof, whether or not such persons shall have executed the Note, the Mortgage, the Loan Agreement, or the Loan Documents or this Assignment.  The word “Lender” as used herein shall include the successors and assigns of the Lender, and the holder or holders from time to time of the Note secured hereby.

4.7           Absolute Assignment.  Notwithstanding any provision herein to the contrary, this Assignment is intended to be an absolute assignment from Grantor to Lender and not merely the passing of a security interest.

4.8           Amendment.   This Assignment, together with the Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment.  No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

4.9           Notices.  All notices to be sent pursuant to this Assignment shall be sent in accordance with the notice provision of the Mortgage to the respective addresses of Mortgagor (Grantor hereunder) and Mortgagee (Lender hereunder).

4.10           Governing Law.  This Assignment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions.  This Assignment has been accepted by Lender in the State of Minnesota.  This Assignment constitutes an assignment of leases and rents within the meaning of Minnesota Statutes Sections 559.17 and 576.01, and is intended to comply fully with the provisions thereof, and to afford Lender, to the fullest extent allowed by law, the rights and remedies of a mortgage lender or secured mortgagee under those Statutes.  In the event that Lender elects to exercise its remedies under said Statutes, or any of said remedies, the terms and provisions of said Statutes, as amended, governing the exercise of said remedies shall govern, control and take precedence over any contrary terms contained in this Assignment or other Loan Documents.

4.11           No Merger.  There shall be no merger of the interest or estate created by this Assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity.

4.12           Miscellaneous.  This Assignment shall extend to and cover any and all extensions and renewals of existing and future Leases and to any and all present and future rights against guarantors of any such obligations and to any and all Rents collected under Leases or other rentals.  This Assignment is given to facilitate payment and performance of the Loan Agreement, the Promissory Note, and other Loan Documents.  Lender shall not be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this Assignment, and Grantor shall and does hereby agree to indemnify and to hold Lender harmless for, from and against any liability, loss or damage that it might incur under any lease or under or by reason of this Assignment and from any claims and demands whatsoever that may be asserted against it by reason of any alleged obligations or undertakings on Lender’s part.  Unless otherwise specified by Lender in writing, all existing and future Leases for the use or occupancy of all or any part of the Property shall be subordinate to the lien of this Assignment.  Grantor hereby appoints Lender its attorney-in-fact, coupled with an interest, empowering Lender to subordinate any Leases to this Assignment.  Grantor covenants and agrees that Grantor will, upon the request of Lender, execute and deliver to Lender such further instruments and do and perform such other acts and things as Lender may deem necessary or appropriate to make this Assignment and the various covenants of Grantor contained herein effective.  In pursuance of this Assignment, and not in lieu hereof, Grantor shall on demand give Lender separate specific assignments of Rents and Leases, covering some or all of the Leases, the terms of such assignments being incorporated herein by reference.  Lender is hereby authorized to notify all lessees and tenants of the Property of the existence of any and all such assignments.  Grantor hereby authorizes and directs the lessees and tenants of the premises that, upon written notice from Lender, all payments required under said Leases and rental agreements or in any way respecting the same, shall be made directly to Lender as they become due.  Grantor hereby relieves said purchasers, lessees and tenants from any liability to Grantor by reason of said payments being made to Lender.  With or without exercising any other rights set forth in the Loan Documents, Lender is authorized to give such written notice to tenants at any time during the existence of an Event of Default hereunder or under any of the Loan Documents.

IN WITNESS WHEREOF, this Assignment has been duly executed by Grantor under seal and delivered as of the day and year first above written.

   WSI INDUSTRIES, INC., a Minnesota corporation

By:
Name:    Paul D. Sheely
Title:      Vice President/Chief Financial Officer

STATE OF MINNESOTA                  )

) ss.
COUNTY OF HENNEPIN                   )

On this ________ day of May, 2013 before me appeared Paul D. Sheely the Vice President/Chief Financial Officer of WSI Industries, Inc., a Minnesota corporation to me personally known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same on behalf of the corporation.

Notary Public

THIS INSTRUMENT DRAFTED BY:

Robert D. Lucas, Esq.
Thomsen & Nybeck, P.A.
3600 American Boulevard West, Suite 400
Bloomington, MN 55436
952-835-7000

EXHIBIT A

Legal Description

Lot 1, Block 1, Remmele Addition, Wright County, Minnesota